Exhibit 99.1

AMCOL International Corporation (NYSE: ACO) Reports Second Quarter Results

HOFFMAN ESTATES, IL--(Marketwired - July 25, 2013) - For the second quarter of 2013, AMCOL International Corporation (NYSE: ACO) generated diluted earnings attributable to its shareholders of $0.51 per share versus $0.67 per share in the prior year's quarter. The 2013 quarter's diluted earnings per share would have been $0.06 greater, or $0.57 per share, excluding certain special items, primarily expenses associated with restructuring our construction technologies segment.

Net sales increased $5.4 million to $262.8 million in the 2013 second quarter, and gross profit decreased $2.7 million to $72.0 million. Gross profit margin decreased 160 basis points to 27.4%. Operating profit decreased 19.6% to $25.0 million, and operating profit margin decreased 260 basis points to 9.5%. SG&A expenses increased $3.4 million to $47.0 million and include $1.7 million of restructuring expenses, largely in our construction technologies segment. Our effective tax rate for the 2013 second quarter was 28.6% compared to 27.3% in the prior year period.

"From an operating perspective, while several product lines faced challenges in the quarter, others exhibited strong performance. In performance materials, we were pleased with the steady performance in our metalcasting product line both in the US and in Asia, despite softness in chromite sales. We estimate that lower drilling fluid and chromite product sales within the segment accounted for a $0.09 per share decrease in EPS compared to the prior year's quarter," said AMCOL President and CEO Ryan McKendrick.

"Although our construction technologies segment faced challenges in the quarter, we are seeing sales develop for our new lining technologies products. We also completed the restructuring initiatives we started in early 2013," McKendrick continued.

"Energy services completed another good quarter with sales up 27.2% and operating profit up 14.3%. We are seeing a good rebound in activity in the Gulf of Mexico, but it is offset by lower profitability for domestic land based business. This led to a lower gross profit margin for the segment," McKendrick added.

DETAILED ANALYSIS OF RESULTS

The following paragraphs discuss our most recent results. The statement of operations highlights are supported by the quarterly segment results schedules included in this press release. As they relate to our results as contained in the statement of operations, the following comments relate to our results for the current quarter as compared to the same quarter in the prior year, unless otherwise noted. As they relate to the balance sheet, the following paragraphs highlight our financial condition as of June 30, 2013 as compared to December 31, 2012. As they relate to our statement of cash flows, the following comments compare our results for the six months ending June 30, 2013 as compared to the six months ending June 30, 2012.

The $16.6 million, or 27.2%, increase in revenues from our energy services segment was large enough to offset the decreased sales experienced in our other segments. Energy service segment revenues increased as our filtration services were in greater demand due to increased offshore activity in the Gulf of Mexico. Lower sales volumes in construction technologies account for the $5.3 million decrease in that segment's revenues. Lower volumes, principally in chromite product offerings within metalcasting sales and drilling products within basic minerals, led to the $3.9 million sales decrease in our performance materials segment.

Gross profit margins decreased 160 basis points to 27.4%, with the largest decrease occurring in our energy services segment. There, land based services, particularly coil tubing and well testing offerings, experienced lower prices due to increased competition. Lower volume within our performance materials segment decreased that segment's gross profit margins 200 basis points to 25.2%.

Selling, general and administrative expenses increased $3.4 million and included $1.7 million of restructuring charges, mostly in our construction technologies segment. Excluding restructuring charges, increased employee and related expenses were the main drivers of the increased SG&A costs.

Our cash flows from operating activities decreased $18.5 million to $20.4 million largely due to the decreased net income and increased investments in working capital. The current year-to-date period is not benefitting from the significant decrease in accounts receivable that we experienced in the prior year's period, especially in our energy services segment. Capital expenditures increased, mostly in our energy services segment, and we invested $5.0 million in Novinda in the first quarter of 2013. The combination of these factors led us to borrow $31.2 million more than in the prior year-to-date period. Our quarterly dividend rate increased to $0.20 per share from $0.18 per share in the prior year's second quarter.

This release should be read in conjunction with the attached unaudited, condensed, consolidated financial statements. It contains certain forward-looking statements regarding AMCOL's expected performance for future periods and actual results for such periods might materially differ. Such forward-looking statements are subject to uncertainties, which include, but are not limited to, actual growth in AMCOL's various markets, utilization of AMCOL's plants, currency exchange rates, currency devaluation, delays in development, production and marketing of new products, integration of acquired businesses, and other factors detailed from time to time in AMCOL's annual report and other reports filed with the Securities and Exchange Commission. AMCOL undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in AMCOL's expectations.

AMCOL International, headquartered in Hoffman Estates, IL, develops and markets a wide range of mineral and technology based products and services for use in various industrial, environmental and consumer applications. AMCOL is the parent company of American Colloid Company, CETCO (Colloid Environmental Technologies Company, LLC), CETCO Energy Services Company, LLC and the transportation operations, Ameri-co Carriers, Inc. and Ameri-co Logistics, Inc. AMCOL's common stock is traded on the New York Stock Exchange under the symbol ACO. AMCOL's web address is www.amcol.com. AMCOL's quarterly quarter conference call will be available live today at 11 a.m. ET on the AMCOL website via webcast or by dialing 866-225-0198.

Financial tables follow.

AMCOL INTERNATIONAL CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited)
(In millions, except per share data)

	Six Months Ended		Three Months Ended
	June 30,		June 30,
	2013	2012	2013	2012

Net sales	$499.5	$492.9	$262.8	$257.4
Cost of sales	364.4	353.5	190.8	182.7
Gross profit	135.1	139.4	72.0	74.7

Selling, general, and administrative expenses	93.8	86.9	47.0	43.6
Operating profit	41.3	52.5	25.0	31.1

Other income (expense):
Interest expense, net	(5.0)	(5.4)	(2.5)	(2.7)
Other, net	(1.2)	(2.7)	(0.5)	(0.6)
	(6.2)	(8.1)	(3.0)	(3.3)
Income before income taxes and income (loss) from affiliates and joint ventures	35.1	44.4	22.0	27.8
Income tax expense	9.9	12.0	6.3	7.6
Income before income (loss) from affiliates and joint ventures	25.2	32.4	15.7	20.2

Income (loss) from affiliates and joint ventures	1.8	2.4	0.9	1.1

Net income	27.0	34.8	16.6	21.3

Net income (loss) attributable to noncontrolling interests	-	(0.2)	0.1	(0.3)

Net income attributable to AMCOL shareholders	$27.0	$35.0	$16.5	$21.6

Weighted average common shares outstanding	32.4	32.0	32.4	32.0

Weighted average common and common equivalent shares outstanding	32.7	32.3	32.7	32.3

Earnings per share attributable to AMCOL shareholders

Basic earnings per share	$0.83	$1.09	$0.51	$0.67
Diluted earnings per share	$0.83	$1.08	$0.51	$0.67

Dividends declared per share	$0.40	$0.36	$0.20	$0.18

AMCOL INTERNATIONAL CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(In millions)

ASSETS	June 30,	December 31,
	2013	2012
	(unaudited)	*
Current assets:
Cash and equivalents	$26.5	$40.0
Accounts receivable, net	230.1	202.7
Inventories	147.6	153.8
Prepaid expenses	22.0	17.0
Deferred income taxes	5.4	7.0
Income tax receivable	15.7	7.0
Other	3.2	2.0
Total current assets	450.5	429.5

Noncurrent assets:
Property, plant, equipment, mineral rights and reserves:
Land	11.1	13.0
Mineral rights	42.5	48.6
Depreciable assets	572.9	552.0
	626.5	613.6
Accumulated depreciation and depletion	(318.9)	(311.7)
	307.6	301.9

Goodwill	69.5	70.2
Intangible assets, net	32.2	33.9
Investments in and advances to affiliates and joint ventures	34.3	27.8
Available-for-sale securities	10.7	14.6
Deferred income taxes	7.6	7.4
Other assets	27.1	25.3
Total noncurrent assets	489.0	481.1
Total Assets	$939.5	$910.6

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable	$52.7	$51.1
Accrued income taxes	9.0	5.0
Accrued liabilities	62.6	58.4
Total current liabilities	124.3	114.5

Noncurrent liabilities:
Long-term debt	270.2	248.8
Pension liabilities	37.9	37.5
Deferred compensation	10.9	9.4
Deferred income taxes	11.9	12.8
Other long-term liabilities	19.3	22.5
Total noncurrent liabilities	350.2	331.0

Shareholders' equity:
Common stock	0.3	0.3
Additional paid in capital	112.7	105.1
Retained earnings	369.3	355.2
Accumulated other comprehensive income (loss)	(20.5)	0.8
Total AMCOL shareholders' equity	461.8	461.4

Noncontrolling interest	3.2	3.7

Total equity	465.0	465.1

Total Liabilities and Shareholders' Equity	$939.5	$910.6

* Condensed from audited financial statements.

AMCOL INTERNATIONAL CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (unaudited)
(In millions)
	Six Months Ended
	June 30,
	2013	2012
Cash flow from operating activities:
Net income	$27.0	$34.8
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation, depletion, and amortization	24.3	21.8
Other non-cash charges	5.3	7.4
Changes in assets and liabilities, net of effects of acquisitions:
Decrease (increase) in current assets	(48.3)	(25.6)
Decrease (increase) in noncurrent assets	(2.1)	(1.2)
Increase (decrease) in current liabilities	12.5	0.3
Increase (decrease) in noncurrent liabilities	1.7	1.4
Net cash provided by (used in) operating activities	20.4	38.9

Cash flow from investing activities:
Capital expenditures	(44.1)	(32.2)
(Increase) decrease in investments and advances (to) from affiliates and joint ventures	(4.9)	0.1
Proceeds from sale of land and depreciable assets	0.5	1.4
Other	1.3	0.8
Net cash (used in) investing activities	(47.2)	(29.9)

Cash flow from financing activities:
Net change in outstanding debt	21.6	(9.6)
Proceeds from exercise of stock awards	4.4	3.9
Dividends paid	(12.9)	(11.5)
Excess tax benefits from stock-based compensation	0.1	0.2
Contribution from noncontrolling partner	0.1	-
Net cash provided by (used in) financing activities	13.3	(17.0)

Effect of foreign currency rate changes on cash	-	0.7
Net increase (decrease) in cash and cash equivalents	(13.5)	(7.3)
Cash and cash equivalents at beginning of period	40.0	24.1
Cash and cash equivalents at end of period	$26.5	$16.8

AMCOL INTERNATIONAL CORPORATION
SEGMENT RESULTS (unaudited)
QUARTER-TO-DATE

	Three Months Ended June 30,
Performance Materials	2013		2012		2013 vs. 2012
	(Dollars in Millions)

Net sales	$127.2	100.0%	$131.1	100.0%	$(3.9)	-3.0%
Cost of sales	95.1	74.8%	95.5	72.8%	(0.4)	-0.4%
Gross profit	32.1	25.2%	35.6	27.2%	(3.5)	-9.8%
Selling, general and administrative expenses	13.2	10.3%	13.1	10.0%	0.1	0.8%
Operating profit	18.9	14.9%	22.5	17.2%	(3.6)	-16.0%

	Three Months Ended June 30,
Construction Technologies	2013		2012		2013 vs. 2012
	(Dollars in Millions)

Net sales	$56.0	100.0%	$61.3	100.0%	$(5.3)	-8.6%
Cost of sales	38.0	67.9%	42.6	69.5%	(4.6)	-10.8%
Gross profit	18.0	32.1%	18.7	30.5%	(0.7)	-3.7%
Selling, general and administrative expenses	15.2	27.1%	12.4	20.2%	2.8	22.6%
Operating profit	2.8	5.0%	6.3	10.3%	(3.5)	-55%

	Three Months Ended June 30,
Energy Services	2013		2012		2013 vs. 2012
	(Dollars in Millions)

Net sales	$77.7	100.0%	$61.1	100.0%	$16.6	27.2%
Cost of sales	57.1	73.5%	41.9	68.6%	15.2	36.3%
Gross profit	20.6	26.5%	19.2	31.4%	1.4	7.3%
Selling, general and administrative expenses	11.8	15.2%	11.5	18.8%	0.3	2.6%
Operating profit	8.8	11.3%	7.7	12.6%	1.1	14.3%

	Three Months Ended June 30,
Transportation	2013		2012		2013 vs. 2012
	(Dollars in Millions)

Net sales	$11.5	100.0%	$11.7	100.0%	$(0.2)	-1.7%
Cost of sales	10.3	89.6%	10.5	89.7%	(0.2)	-1.9%
Gross profit	1.2	10.4%	1.2	10.3%	(0.0)	0.0%
Selling, general and administrative expenses	0.9	7.8%	0.9	7.7%	-	0.0%
Operating profit	0.3	2.6%	0.3	2.6%	(0.0)	0.0%

	Three Months Ended June 30,
Corporate	2013	2012	2013 vs. 2012
	(Dollars in Millions)

Intersegment sales	$(9.6)	$(7.8)	$(1.8)
Intersegment cost of sales	(9.7)	(7.8)	(1.9)
Gross profit (loss)	0.1	-	0.1
Selling, general and administrative expenses	5.9	5.7	0.2	3.5%
Operating loss	(5.8)	(5.7)	(0.1)	1.8%

AMCOL INTERNATIONAL CORPORATION
SEGMENT RESULTS (unaudited)
YEAR-TO-DATE

	Six Months Ended June 30,
Performance Materials	2013		2012		2013 vs. 2012
	(Dollars in Millions)

Net sales	$244.4	100.0%	$256.3	100.0%	$(11.9)	-4.6%
Cost of sales	182.9	74.8%	187.3	73.1%	(4.4)	-2.3%
Gross profit	61.5	25.2%	69.0	26.9%	(7.5)	-10.9%
Selling, general andadministrative expenses	26.7	11.0%	25.0	9.7%	1.7	6.8%
Operating profit	34.8	14.2%	44.0	17.2%	(9.2)	-20.9%

	Six Months Ended June 30,
Construction Technologies	2013		2012		2013 vs. 2012
	(Dollars in Millions)

Net sales	$98.8	100.0%	$112.3	100.0%	$(13.5)	-12.0%
Cost of sales	67.8	68.6%	79.0	70.3%	(11.2)	-14.2%
Gross profit	31.0	31.4%	33.3	29.7%	(2.3)	-6.9%
Selling, general and administrative expenses	30.0	30.4%	26.1	23.3%	3.9	14.9%
Operating profit	1.0	1.0%	7.2	6.4%	(6.2)	-86.1%

	Six Months Ended June 30,
Energy Services	2013		2012		2013 vs. 2012
	(Dollars in Millions)

Net sales	$150.8	100.0%	$116.4	100.0%	$34.4	29.6%
Cost of sales	110.6	73.3%	81.8	70.3%	28.8	35.2%
Gross profit	40.2	26.7%	34.6	29.7%	5.6	16.2%
Selling, general and administrative expenses	23.2	15.4%	22.1	19.0%	1.1	5.0%
Operating profit	17.0	11.3%	12.5	10.7%	4.5	36.0%

	Six Months Ended June 30,
Transportation	2013		2012		2013 vs. 2012
	(Dollars in Millions)

Net sales	$21.7	100.0%	$22.8	100.0%	$(1.1)	-4.8%
Cost of sales	19.4	89.4%	20.4	89.5%	(1.0)	-4.9%
Gross profit	2.3	10.6%	2.4	10.5%	(0.1)	-4.2%
Selling, general and administrative expenses	1.8	8.3%	1.9	8.3%	(0.1)	-5.3%
Operating profit	0.5	2.3%	0.5	2.2%	(0.0)	0.0%

	Six Months Ended June 30,
Corporate	2013	2012	2013 vs. 2012
	(Dollars in Millions)

Intersegment sales	$(16.2)	$(14.9)	$(1.3)
Intersegment cost of sales	(16.3)	(15.0)	(1.3)
Gross profit (loss)	0.1	0.1	(0.0)
Selling, general and administrative expenses	12.1	11.8	0.3	2.5%
Operating loss	(12.0)	(11.7)	(0.3)	2.6%

AMCOL INTERNATIONAL CORPORATION
SUPPLEMENTARY INFORMATION (unaudited)
QUARTER-TO-DATE

Composition of Sales by Geographic Region	Three Months Ended June 30, 2013
	Americas	EMEA	Asia Pacific	Total
Performance materials	27.0%	10.0%	11.4%	48.4%
Construction technologies	8.6%	9.5%	3.2%	21.3%
Energy services	25.1%	1.8%	2.7%	29.6%
Transportation & intersegment sales	0.7%	0.0%	0.0%	0.7%

Total - current year's period	61.4%	21.3%	17.3%	100.0%
Total from prior year's comparable period	62.8%	21.7%	15.5%	100.0%

Percentage of Revenue Growth by Component	Three Months Ended June 30, 2013 vs. Three Months Ended June 30, 2012
	Organic	Acquisitions	Foreign Exchange	Total
Performance materials	-1.3%	0.0%	-0.2%	-1.5%
Construction technologies	-2.3%	0.0%	0.2%	-2.1%
Energy services	6.5%	0.0%	-0.1%	6.4%
Transportation & intersegment sales	-0.8%	0.0%	0.0%	-0.8%

Total	2.1%	0.0%	-0.1%	2.0%
% of growth	105.0%	0.0%	-5.0%	100.0%

Performance Materials Product Line Sales	Three Months Ended June 30,
	2013	2012	% change
	(Dollars in Millions)

Metalcasting	$70.0	$71.0	-1.4%
Specialty materials	24.0	28.9	-17.0%
Basic minerals	15.4	16.0	-3.7%
Pet products	14.6	13.9	5.0%
Other product lines	3.2	1.3	146.2%

Total	127.2	131.1	-3.0%

Construction Technologies Product Line Sales	Three Months Ended June 30,
	2013	2012	% change
	(Dollars in Millions)

Lining technologies	$24.5	$27.3	-10.3%
Building materials	18.9	19.2	-1.6%
Drilling products	10.1	10.5	-3.8%
Contracting services	2.5	4.3	-41.9%

Total	56.0	61.3	-8.6%

AMCOL INTERNATIONAL CORPORATION
SUPPLEMENTARY INFORMATION (unaudited)
YEAR-TO-DATE

Composition of Sales by Geographic Region	Six Months Ended June 30, 2013
	Americas	EMEA	Asia Pacific	Total

Performance materials	27.4%	10.0%	11.6%	49.0%
Construction technologies	8.4%	8.4%	3.0%	19.8%
Energy services	25.6%	1.5%	3.0%	30.1%
Transportation & intersegment sales	1.1%	0.0%	0.0%	1.1%

Total - current year's period	62.5%	19.9%	17.6%	100.0%
Total from prior year's comparable period	64.0%	20.7%	15.3%	100.0%

Percentage of Revenue Growth by Component	Six Months Ended June 30, 2013 vs. Six Months Ended June 30, 2012
	Organic	Acquisitions	Foreign Exchange	Total
Performance materials	-2.3%	0.0%	-0.1%	-2.4%
Construction technologies	-2.8%	0.0%	0.1%	-2.7%
Energy services	7.2%	0.0%	-0.2%	7.0%
Transportation & intersegment sales	-0.5%	0.0%	0.0%	-0.5%

Total	1.6%	0.0%	-0.2%	1.4%
% of growth	114.3%	0.0%	-14.3%	100.0%

Performance Materials Product Line Sales	Six Months Ended June 30,
	2013	2012	% change
	(Dollars in Millions)

Metalcasting	$133.2	$133.8	-0.4%
Specialty materials	48.6	59.0	-17.6%
Basic minerals	30.1	33.3	-9.6%
Pet products	28.0	28.1	-0.4%
Other product lines	4.5	2.1	114.3%

Total	244.4	256.3	-4.6%

Construction Technologies Product Line Sales	Six Months Ended June 30,
	2013	2012	% change
	(Dollars in Millions)

Lining technologies	$38.0	$46.7	-18.6%
Building materials	36.9	37.9	-2.6%
Drilling products	19.4	19.1	1.6%
Contracting services	4.5	8.6	-47.7%

Total	98.8	112.3	-12.0%

For further information, contact:
Don Pearson
Senior Vice President & Chief Financial Officer
847.851.1500